UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/17

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter June 30, 2017

Templeton Global Opportunities Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The U.S. Federal Reserve raised its federal funds target rate twice during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated strong returns.

We are committed to our long-term perspective and disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Opportunities Trust’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Alan Chua, CFA

Portfolio Manager

Templeton Global Opportunities Trust

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Semiannual Report

Templeton Global Opportunities Trust	3

Performance Summary	8

Your Fund’s Expenses	10

Financial Highlights and Statement of Investments	11

Financial Statements	18

Notes to Financial Statements	21

Shareholder Information	31

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Opportunities Trust

This semiannual report for Templeton Global Opportunities Trust covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares delivered a +10.94% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +11.82% total return.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world toward period-end.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Top 10 Countries
6/30/17
% of Total Net Assets
U.S.	28.2%
China	10.9%
South Korea	9.3%
France	8.3%
U.K.	7.7%
Japan	4.5%
India	3.9%
Germany	3.8%
Netherlands	3.2%
Canada	2.6%

Manager’s Discussion

During the six months under review, the Fund’s overall holdings in major geographic regions delivered positive returns and contributed to absolute performance. Relative to the Fund’s benchmark, the MSCI ACWI, an overweighting and stock selection in Asia contributed significantly to relative returns. Within Asia, an overweighting in South Korea drove results, with stock selection in Taiwan and Japan and an overweighting in India also aiding relative performance. In Latin America, an underweighting in Brazil benefited relative results. Our positioning in Australia also helped relative performance. On a sector basis, stock selection in the financials sector, especially in banks, significantly contributed to relative performance.3 Further boosting relative returns was stock selection in the telecommunication services sector, particularly our positioning in diversified telecommunication services; in the industrials sector, particularly our positioning in airlines; and in the materials sector, especially in chemicals.4

In financials, our positions in South Korean banks Hana Financial Group and KB Financial Group aided relative results. Shares of both banks benefited from solid earnings reports and the general belief among market participants that interest rates and net interest margins in South Korea are improving. Further supporting share prices were signs that South Korea’s new government would pursue fiscal stimulus measures, reform the rigid corporate chaebol (large, mostly family-owned, business conglomerates) structure and normalize economic ties with China.

3. The financials sector comprises banks, capital markets, consumer finance, insurance, and real estate management and development in the SOI.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The industrials sector comprises aerospace and defense, airlines, building products, industrial conglomerates and machinery in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

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Within telecommunication services, our position in wireless telecommunications services providers SoftBank Group (Japan) drove relative performance. Its shares rose to the highest levels in nearly two decades after the firm’s majority-owned U.S. telecommunications subsidiary, Sprint,5 reported better-than-expected sales and subscriber growth. The higher share price also reflected rising optimism that SoftBank may be able to execute a long-desired merger between Sprint and another major U.S. mobile operator, T-Mobile U.S.,5 under a new Republican administration. SoftBank Chairman Masayoshi Son recently met with President Donald Trump and pledged to invest US$50 billion and create 50,000 jobs in the U.S., an indication that SoftBank is working to curry favor with the new administration to facilitate a deal that, if executed, we believe could represent a potential share price catalyst. Elsewhere at SoftBank, the core Japanese telecommunications business is providing strong, stable free cash flow; Chinese technology subsidiary Alibaba Group Holding5 continues to realize outsized growth; and the newly acquired U.K. semiconductor manufacturer ARM Holdings,5 while expensive and value-destructive in the near term, in our view, offers another exciting long-term growth driver.

In the industrials and materials sectors, key contributors included our positions in airliner Deutsche Lufthansa (Germany) and specialty chemicals manufacturing company Akzo Nobel (Netherlands), respectively.

Other notable contributors included our positions in semiconductor and consumer electronics company Samsung Electronics (South Korea); commercial bank UniCredit (Italy); and technology hardware, storage and peripherals company Catcher Technology (Taiwan). Samsung’s stock benefited from record first-quarter 2017 earnings and the company’s cancelation of billions of U.S. dollars’ worth of its Treasury shares, which sparked a raft of earnings upgrades from Wall Street analysts. Although sentiment on the stock is beginning to improve as results highlight operational progress, our analysis indicates to us that the market continues to undervalue the sustainability of Samsung’s dominant, low-cost position in core markets due to excessive focus on problem areas of lesser

Top 10 Sectors/Industries
6/30/17
% of Total Net Assets
Banks	17.1%
Pharmaceuticals	10.2%
Oil, Gas & Consumable Fuels	8.6%
Insurance	5.3%
Technology Hardware, Storage & Peripherals	5.0%
Software	4.3%
Biotechnology	3.8%
Machinery	3.4%
Internet Software & Services	2.6%
Auto Components	2.5%

business impact. With its shares trading at what we considered low valuation multiples and the company holding a large net cash position, Samsung’s improving business mix shift and increasing focus on shareholder returns remain significantly undervalued, in our analysis.

In contrast, stock selection in North America, particularly in the U.S., detracted from the Fund’s relative performance. In the Middle East, stock selection in Israel hurt relative results. Stock selection in Europe, particularly in the U.K., also dampened relative performance. On a sector basis, an overweighting in energy, especially in energy equipment and services, detracted from relative performance.6 Stock selection in consumer discretionary, notably a lack of exposure to Internet and direct marketing retail, hindered relative results.7 Further hampering relative performance was stock selection in information technology (IT), particularly in Internet software and services, as well as in semiconductors and semiconductor equipment; health care, especially pharmaceuticals; and consumer staples particularly tobacco.8

Within energy, our positions in energy equipment and services providers Petrofac9 (U.K.) and Hilong Holding10 (China) hindered relative performance. Petrofac’s shares tumbled in May after the firm’s chief executive officer and chief operating officer (COO) were questioned by the U.K.’s Serious Fraud

5. Not a Fund holding.

6. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

7. The consumer discretionary sector comprises auto components, automobiles, media and specialty retail in the SOI.

8. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The consumer staples sector comprises food and staples retailing, household products and tobacco in the SOI.

9. No longer held by period-end.

10. Not part of the index.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Office, which confirmed that it had launched an investigation relating to suspected corruption at Monaco-based Unaoil, with which Petrofac had engaged in a consulting relationship over 2002 and 2009. The firm suspended the COO, and he resigned from Petrofac’s board, pressuring shares further as many investors interpreted this step as a tacit admission of guilt by the company.

In the consumer discretionary sector, our position in automobile manufacturer Nissan Motor (Japan) hurt relative returns.9 Nissan’s shares declined due to market concerns over the U.S. automobile market, such as higher incentives and weakness in residual values of used vehicles from off-lease vehicles. These factors impacted Nissan, as the company has a relatively large exposure to the U.S. through fleet sales. Additionally, concerns about President Donald Trump’s tax policies on Mexico continued to linger, as Nissan has a few Mexican production facilities.

Other key detractors included positions in truck manufacturer Navistar International10 (U.S.), oilfield services company Halliburton9 (U.S), oil and natural gas firm CNOOC (China), pharmaceutical company Teva Pharmaceutical Industries (Israel), financial services firm Capital One Financial (U.S) and integrated oil and gas company BP (U.K.).

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2017, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Top 10 Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.2%
Microsoft Corp. Software, U.S.	2.4%
Hana Financial Group Inc. Banks, South Korea	2.2%
KB Financial Group Inc. Banks, South Korea	2.1%
Oracle Corp. Software, U.S.	1.9%
Citigroup Inc. Banks, U.S.	1.9%
Amgen Inc. Biotechnology, U.S.	1.8%
JPMorgan Chase & Co. Banks, U.S.	1.7%
Comcast Corp. Media, U.S.	1.6%
UniCredit SpA Banks, Italy	1.6%

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

Alan Chua, CFA

Joanne Wong, CFA
Cindy L. Sweeting, CFA
Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+10.94%	+4.57%
1-Year	+26.38%	+19.12%
5-Year	+59.77%	+8.53%
10-Year	+26.05%	+1.74%

Advisor[4]
6-Month	+11.01%	+11.01%
1-Year	+26.72%	+26.72%
5-Year	+61.82%	+10.10%
10-Year	+28.72%	+2.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
A	1.32%	1.36%
Advisor	1.07%	1.11%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of ClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +112.71% and +9.69%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,109.40	$ 6.80	$1,018.35	$ 6.51	1.30%
C	$1,000	$1,104.80	$10.70	$1,014.63	$10.24	2.05%
Advisor	$1,000	$1,110.10	$ 5.49	$1,019.59	$ 5.26	1.05%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Financial Highlights

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Class A

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$19.19		$17.80	$20.58	$23.32	$18.72	$15.57

Income from investment operations[a]:

Net investment income[b]	0.18		0.30 [c]	0.21	0.36 [d]	0.22	0.27

Net realized and unrealized gains (losses)	1.92		1.53	(1.80)	(1.29)	4.59	3.19

Total from investment operations	2.10		1.83	(1.59)	(0.93)	4.81	3.46

Less distributions from:

Net investment income	—		(0.31)	(0.12)	(0.48)	(0.21)	(0.31)

Net realized gains	—		(0.13)	(1.07)	(1.33)	—	—

Total distributions	—		(0.44)	(1.19)	(1.81)	(0.21)	(0.31)

Net asset value, end of period	$21.29		$19.19	$17.80	$20.58	$23.32	$18.72

Total return[e]	10.94%		10.33%	(7.77)%	(4.06)%	25.75%	22.27%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.34%		1.36%	1.35%	1.31%	1.32%	1.35%

Expenses net of waiver and payments by affiliates	1.30%	[g]	1.33%	1.35% [h]	1.31%	1.32%	1.35%

Net investment income	1.82%		1.66% [c]	1.06%	1.52% [d]	1.04%	1.58%

Supplemental data

Net assets, end of period (000’s)	$391,912		$378,648	$388,633	$471,936	$583,419	$625,145

Portfolio turnover rate	14.32%		22.62%	15.02%	23.19%	28.17%	20.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.71		$17.37	$20.14	$22.85	$18.40	$15.32

Income from investment operations[a]:

Net investment income[b]	0.11		0.16 [c]	0.06	0.17 [d]	0.06	0.14

Net realized and unrealized gains (losses)	1.85		1.49	(1.74)	(1.25)	4.50	3.12

Total from investment operations	1.96		1.65	(1.68)	(1.08)	4.56	3.26

Less distributions from:

Net investment income	—		(0.18)	(0.02)	(0.30)	(0.11)	(0.18)

Net realized gains	—		(0.13)	(1.07)	(1.33)	—	—

Total distributions	—		(0.31)	(1.09)	(1.63)	(0.11)	(0.18)

Net asset value, end of period	$20.67		$18.71	$17.37	$20.14	$22.85	$18.40

Total return[e]	10.48%		9.50%	(8.40)%	(4.79)%	24.83%	21.30%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.09%		2.11%	2.10%	2.06%	2.07%	2.10%

Expenses net of waiver and payments by affiliates	2.05%	[g]	2.08%	2.10% [h]	2.06%	2.07%	2.10%

Net investment income	1.07%		0.91% [c]	0.31%	0.77% [d]	0.29%	0.83%

Supplemental data

Net assets, end of period (000’s)	$28,881		$27,773	$29,718	$33,967	$39,007	$31,769

Portfolio turnover rate	14.32%		22.62%	15.02%	23.19%	28.17%	20.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.16		$17.77	$20.55	$23.30	$18.70	$15.56

Income from investment operations[a]:

Net investment income[b]	0.22		0.33 [c]	0.27	0.40 [d]	0.25	0.31

Net realized and unrealized gains (losses)	1.89		1.55	(1.81)	(1.27)	4.62	3.19

Total from investment operations	2.11		1.88	(1.54)	(0.87)	4.87	3.50

Less distributions from:

Net investment income	—		(0.36)	(0.17)	(0.55)	(0.27)	(0.36)

Net realized gains	—		(0.13)	(1.07)	(1.33)	—	—

Total distributions	—		(0.49)	(1.24)	(1.88)	(0.27)	(0.36)

Net asset value, end of period	$21.27		$19.16	$17.77	$20.55	$23.30	$18.70

Total return[e]	11.01%		10.63%	(7.53)%	(3.82)%	26.14%	22.53%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.09%		1.11%	1.10%	1.06%	1.07%	1.10%

Expenses net of waiver and payments by affiliates	1.05%	[g]	1.08%	1.10% [h]	1.06%	1.07%	1.10%

Net investment income	2.07%		1.91% [c]	1.31%	1.77% [d]	1.29%	1.83%

Supplemental data

Net assets, end of period (000’s)	$16,724		$10,137	$9,519	$12,734	$10,679	$6,726

Portfolio turnover rate	14.32%		22.62%	15.02%	23.19%	28.17%	20.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Statement of Investments, June 30, 2017 (unaudited)

		Industry	Shares	Value
	Common Stocks 96.2%
	Belgium 0.4%
	UCB SA	Pharmaceuticals	23,690	$1,629,818

	Canada 2.6%
a	Husky Energy Inc.	Oil, Gas & Consumable Fuels	379,100	4,305,329
	Suncor Energy Inc.	Oil, Gas & Consumable Fuels	80,078	2,340,898
	Wheaton Precious Metals Corp.	Metals & Mining	239,958	4,768,984

				11,415,211

	China 10.9%
a	Baidu Inc., ADR	Internet Software & Services	27,350	4,891,821
	China Life Insurance Co. Ltd., H	Insurance	1,053,000	3,216,554
	China Medical System Holdings Ltd.	Pharmaceuticals	1,330,000	2,299,638
	China Mobile Ltd.	Wireless Telecommunication Services	365,400	3,877,351
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	10,477,610	4,978,635
a	CIMC Enric Holdings Ltd.	Machinery	7,012,000	4,382,640
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,590,000	3,931,286
	Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	6,043,000	3,769,256
	Hilong Holding Ltd.	Energy Equipment & Services	9,344,000	1,615,626
	Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	123,610	2,053,162
	Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	4,668,000	3,664,928
	Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	1,585,900	4,722,510
	Sinopharm Group Co. Ltd.	Health Care Providers & Services	936,800	4,235,412

				47,638,819

	France 8.3%
	AXA SA.	Insurance	153,024	4,186,260
	BNP Paribas SA	Banks	81,703	5,885,090
	Cie Generale des Etablissements Michelin, B	Auto Components	43,012	5,718,785
	Compagnie de Saint-Gobain	Building Products	83,248	4,448,312
	Credit Agricole SA	Banks	301,897	4,857,098
	Sanofi	Pharmaceuticals	67,914	6,497,662
	Total SA	Oil, Gas & Consumable Fuels	96,265	4,759,562

				36,352,769

	Germany 3.8%
	Deutsche Lufthansa AG	Airlines	228,900	5,209,611
	HeidelbergCement AG	Construction Materials	35,100	3,393,870
	Merck KGaA	Pharmaceuticals	39,030	4,714,549
	Siemens AG, ADR	Industrial Conglomerates	45,388	3,138,580

				16,456,610

	Hong Kong 1.9%
a	NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	9,838,200	3,011,533
	Vinda International Holdings Ltd.	Household Products	1,145,000	2,317,057
	VTech Holdings Ltd.	Communications Equipment	187,500	2,970,606

				8,299,196

	India 3.9%
	Biocon Ltd.	Biotechnology	700,665	3,589,526
	Hero Motocorp Ltd.	Automobiles	77,520	4,440,245
a	Oberoi Realty Ltd.	Real Estate Management & Development	672,026	3,719,958
	Torrent Pharmaceuticals Ltd.	Pharmaceuticals	275,424	5,202,240

				16,951,969

	Indonesia 0.9%
	Matahari Department Store Tbk PT	Multiline Retail	3,737,700	3,975,382

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Industry	Shares	Value
	Common Stocks (continued)
	Ireland 0.7%
	CRH PLC	Construction Materials	90,247	$3,193,047

	Israel 1.5%
	Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	200,034	6,645,129

	Italy 2.3%
	Eni SpA.	Oil, Gas & Consumable Fuels	205,165	3,084,042
a	UniCredit SpA	Banks	364,213	6,801,965

				9,886,007

	Japan 4.5%
a	IHI Corp.	Machinery	1,430,000	4,856,292
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	30,200	4,582,958
	Omron Corp.	Electronic Equipment, Instruments & Components	91,200	3,952,527
	SoftBank Group Corp.	Wireless Telecommunication Services	78,900	6,380,880

				19,772,657

	Luxembourg 0.7%
	L’Occitane International SA	Specialty Retail	1,303,500	3,001,752

	Netherlands 3.2%
	Aegon NV	Insurance	591,206	3,019,289
	Akzo Nobel NV	Chemicals	33,788	2,936,643
	ING Groep NV	Banks	318,980	5,501,759
	NN Group NV	Insurance	66,530	2,364,930

				13,822,621

	Singapore 0.3%
	First Resources Ltd.	Food Products	1,000,000	1,376,380

	South Korea 7.7%
	Hana Financial Group Inc.	Banks	240,321	9,497,983
	Hyundai Mobis Co. Ltd.	Auto Components	24,643	5,380,897
	KB Financial Group Inc.	Banks	182,367	9,190,584
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,403	7,065,000
b	Samsung Life Insurance Co. Ltd.	Insurance	26,733	2,731,836

				33,866,300

	Switzerland 2.3%
	Roche Holding AG	Pharmaceuticals	23,920	6,092,583
	UBS Group AG	Capital Markets	247,940	4,199,787

				10,292,370

	Taiwan 1.8%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	298,000	3,563,960
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	1,749,000	4,143,186

				7,707,146

	Thailand 2.6%
	Bangkok Bank PCL, fgn	Banks	871,700	5,062,644
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	1,047,700	2,664,037
	PTT Global Chemical PCL, fgn	Chemicals	1,723,800	3,481,141

				11,207,822

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Industry	Shares	Value
	Common Stocks (continued)
	United Kingdom 7.7%
	Aviva PLC	Insurance	452,992	$3,103,636
	BAE Systems PLC	Aerospace & Defense	621,325	5,126,959
	Barclays PLC	Banks	1,106,512	2,922,210
	BP PLC	Oil, Gas & Consumable Fuels	930,482	5,366,733
	HSBC Holdings PLC	Banks	662,700	6,143,394
	Kingfisher PLC	Specialty Retail	773,208	3,028,476
	Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	5,979	158,485
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	167,980	4,512,799
a	Standard Chartered PLC	Banks	349,100	3,514,362

				33,877,054

	United States 28.2%
	Allegheny Technologies Inc.	Metals & Mining	174,310	2,965,013
	Allergan PLC	Pharmaceuticals	19,640	4,774,288
a	Alphabet Inc., A	Internet Software & Services	7,040	6,544,947
	American International Group Inc.	Insurance	75,060	4,692,751
	Amgen Inc.	Biotechnology	44,720	7,702,126
	Apache Corp.	Oil, Gas & Consumable Fuels	23,720	1,136,900
	Applied Materials Inc.	Semiconductors & Semiconductor Equipment	55,426	2,289,648
	Capital One Financial Corp.	Consumer Finance	62,570	5,169,533
a	Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	149,700	744,009
	Citigroup Inc.	Banks	122,040	8,162,035
	Comcast Corp., A	Media	183,980	7,160,502
a	CommScope Holding Co. Inc.	Communications Equipment	86,800	3,301,004
	ConocoPhillips	Oil, Gas & Consumable Fuels	42,520	1,869,179
	DXC Technology Co.	IT Services	59,510	4,565,607
	Eli Lilly & Co.	Pharmaceuticals	50,710	4,173,433
	Gilead Sciences Inc.	Biotechnology	74,900	5,301,422
	Helmerich & Payne Inc.	Energy Equipment & Services	44,700	2,428,998
	JPMorgan Chase & Co.	Banks	81,420	7,441,788
	Medtronic PLC	Health Care Equipment & Supplies	39,490	3,504,738
	Microsoft Corp.	Software	152,399	10,504,863
a	Navistar International Corp.	Machinery	219,610	5,760,370
	Oracle Corp.	Software	167,160	8,381,403
	Pfizer Inc.	Pharmaceuticals	78,814	2,647,362
	Rockwell Collins Inc.	Aerospace & Defense	41,760	4,388,141
	Twenty-First Century Fox Inc., A	Media	138,810	3,933,875
	Walgreens Boots Alliance Inc.	Food & Staples Retailing	49,900	3,907,669

				123,451,604

	Total Common Stocks (Cost $328,778,468)			420,819,663

	Preferred Stocks (Cost $7,132,233) 1.6%
	South Korea 1.6%
c	Samsung Electronics Co. Ltd., 1.909%, pfd	Technology Hardware, Storage & Peripherals	4,369	7,105,306

	Total Investments before Short Term Investments (Cost $335,910,701)			427,924,969

16	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal Amount	Value
	Short Term Investments (Cost $12,899,301) 3.0%
	U.S. Government and Agency Securities 3.0%
	United States 3.0%
d	FHLB, 7/03/17	$12,900,000	$12,900,000

	Total Investments (Cost $348,810,002) 100.8%.		440,824,969
	Other Assets, less Liabilities (0.8)%		(3,308,618)

	Net Assets 100.0%		$437,516,351

a Non-income producing.

b At June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.

c Variable rate security. The rate shown represents the yield at period end.

d The security was issued on a discount basis with no stated coupon rate.

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Japanese Yen	BNDP	Sell	2,370,828,000	$21,715,851	7/10/17	$629,316	$ —

Total Forward Exchange Contracts						$629,316	$ —

Net unrealized appreciation (depreciation)						$629,316

a May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 8 regarding other derivative information.

See Abbreviations on page 30.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$348,810,002

Value - Unaffiliated issuers	$440,824,969
Cash	164,969
Receivables:
Investment securities sold	2,867,665
Capital shares sold	231,487
Dividends and interest	819,518
European Union tax reclaims	312,924
Unrealized appreciation on OTC forward exchange contracts	629,316
Other assets	277

Total assets	445,851,125

Liabilities:
Payables:
Investment securities purchased	6,818,735
Capital shares redeemed	424,608
Management fees	306,176
Distribution fees	213,361
Transfer agent fees	73,481
Deferred tax	372,683
Accrued expenses and other liabilities	125,730

Total liabilities	8,334,774

Net assets, at value	$437,516,351

Net assets consist of:
Paid-in capital	$337,448,592
Undistributed net investment income	8,142,095
Net unrealized appreciation (depreciation)	92,267,469
Accumulated net realized gain (loss)	(341,805)

Net assets, at value	$437,516,351

Class A:
Net assets, at value	$391,911,833

Shares outstanding	18,411,100

Net asset value per share[a]	$21.29

Maximum offering price per share (net asset value per share ÷ 94.25%)	$22.59

Class C:
Net assets, at value	$28,880,555

Shares outstanding	1,397,111

Net asset value and maximum offering price per share[a]	$20.67

Advisor Class:
Net assets, at value	$16,723,963

Shares outstanding	786,146

Net asset value and maximum offering price per share	$21.27

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $640,435)	$6,664,173
Interest	17,159
Income from securities loaned (net of fees and rebates)	333

Total investment income	6,681,665

Expenses:
Management fees (Note 3a)	1,909,725
Distribution fees: (Note 3c)
Class A	482,814
Class C	142,273
Transfer agent fees: (Note 3e)
Class A	233,813
Class C	17,230
Advisor Class	8,155
Custodian fees (Note 4)	25,786
Reports to shareholders	29,448
Registration and filing fees	34,381
Professional fees	54,602
Trustees’ fees and expenses	19,734
Other	16,892

Total expenses	2,974,853
Expense reductions (Note 4)	(4,143)
Expenses waived/paid by affiliates (Note 3f and 3g)	(89,990)

Net expenses	2,880,720

Net investment income	3,800,945

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,366,203
Foreign currency transactions	(2,336,300)

Net realized gain (loss)	9,029,903

Net change in unrealized appreciation (depreciation) on:
Investments	31,590,993
Translation of other assets and liabilities denominated in foreign currencies	319,261
Change in deferred taxes on unrealized appreciation	(372,683)

Net change in unrealized appreciation (depreciation)	31,537,571

Net realized and unrealized gain (loss)	40,567,474

Net increase (decrease) in net assets resulting from operations	$44,368,419

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 3,800,945	$ 6,561,169
Net realized gain (loss)	9,029,903	(1,865,914)
Net change in unrealized appreciation (depreciation)	31,537,571	34,797,540

Net increase (decrease) in net assets resulting from operations	44,368,419	39,492,795

Distributions to shareholders from:
Net investment income:
Class A	—	(6,191,968)
Class C	—	(261,936)
Advisor Class	—	(189,486)
Net realized gains:
Class A	—	(2,567,616)
Class C	—	(193,924)
Advisor Class	—	(63,922)

Total distributions to shareholders	—	(9,468,852)

Capital share transactions: (Note 2)
Class A	(26,923,638)	(37,422,731)
Class C	(1,741,785)	(3,907,791)
Advisor Class	5,255,351	(5,770)

Total capital share transactions	(23,410,072)	(41,336,292)

Net increase (decrease) in net assets	20,958,347	(11,312,349)
Net assets:
Beginning of period	416,558,004	427,870,353

End of period	$437,516,351	$416,558,004

Undistributed net investment income included in net assets:
End of period	$ 8,142,095	$ 4,341,150

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2017, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2017, the Fund received $607,149, in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	745,352	$15,326,483	1,374,790	$24,390,926
Shares issued in reinvestment of distributions	—	—	365,763	6,943,187
Shares redeemed	(2,062,580)	(42,250,121)	(3,840,452)	(68,756,844)

Net increase (decrease)	(1,317,228)	$(26,923,638)	(2,099,899)	$(37,422,731)

Class C Shares:
Shares sold	48,814	$979,789	82,779	$1,441,310
Shares issued in reinvestment of distributions	—	—	24,022	441,176
Shares redeemed	(136,241)	(2,721,574)	(333,455)	(5,790,277)

Net increase (decrease)	(87,427)	$(1,741,785)	(226,654)	$(3,907,791)

Advisor Class Shares:
Shares sold	365,438	$7,482,186	237,392	$4,357,322
Shares issued in reinvestment of distributions	—	—	11,119	211,279
Shares redeemed	(108,429)	(2,226,835)	(255,001)	(4,574,371)

Net increase (decrease)	257,009	$5,255,351	(6,490)	$(5,770)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.892% of the Fund’s average daily net assets.

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$11,024
CDSC retained	$249

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $259,198, of which $143,679, was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	—	2,670,601	(2,670,601)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

TIC has contractually agreed in advance to limit the investment management fees to 0.85% of the average daily net assets of the Fund until April 30, 2018.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$737,165
Long Term	5,479,325

Total capital loss carryforwards	$6,216,490

At June 30, 2017, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$351,965,219

Unrealized appreciation	$116,247,910
Unrealized depreciation	(27,388,160)

Net unrealized appreciation (depreciation)	$88,859,750

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $60,783,491 and $89,959,185, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$629,316	Unrealized depreciation on OTC forward exchange contracts	$ —

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$(2,375,680)[a]	Translation of other assets and liabilities denominated in foreign currencies	$288,608[a]

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end contract value of forward exchange contracts was $48,594,515.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$427,924,969	$—	$—	$427,924,969
Short Term Investments	—	12,900,000	—	12,900,000

Total Investments in Securities	$427,924,969	$12,900,000	$—	$440,824,969

Other Financial Instruments:
Forward Exchange Contracts	$—	$629,316	$—	$629,316

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio
BNDP	BNP-Paribas SA	ADR	American Depositary Receipt
		FHLB	Federal Home Loan Bank

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL OPPORTUNITIES TRUST

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Investment Counsel, LLC (TIC) and the Fund and the investment sub-advisory agreements between TIC and each of Franklin Templeton Investments (Asia), Ltd. and Templeton Asset Management, Ltd. (each a Sub-Adviser), affiliates of TIC, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TIC and each Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management

Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance

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SHAREHOLDER INFORMATION

Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, improving over its annualized total return for the three-, five- and 10-year periods, which was below the median of the Fund’s Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting that the Fund’s annualized total return for the one-year period was 10.33%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other global multi-cap value funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the actual total expense ratio for the Fund was only 0.1 basis point above the median of its Expense Group. The Board also noted that, effective March 1, 2016, management contractually agreed to waive the Management Rate so that it does not exceed 0.85% and that each Sub-Adviser is paid by TIC out of the management fee TIC receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

SHAREHOLDER INFORMATION

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Templeton Global Opportunities Trust

Investment Manager

Templeton Investment Counsel, LLC

Subadvisors

Templeton Asset Management Ltd.

Franklin Templeton Investments (Asia) Limited

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	415 S 08/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	August 25, 2017